HEITMAN REAL ESTATE FUND
                      A Series of Heitman Securities Trust


       Supplement dated January 6, 1998 to Prospectuses Dated May 1, 1997

         On January 6, 1998, Heitman Securities Trust (the "Trust"), on behalf of the Heitman Real Estate Fund, its sole portfolio series (the "Fund"), entered into an Agreement and Plan of Reorganization (the "Agreement") with UAM Funds Trust (the "UAM Trust"), on behalf of the UAM/Heitman Real Estate Portfolio (the "UAM Portfolio"). The Agreement provides for (i) the transfer of all the assets of the Fund to the UAM Portfolio in exchange for shares of the UAM Portfolio and the assumption by the UAM Portfolio of the liabilities of the Fund and (ii) the distribution of shares of the UAM Portfolio to the then-existing shareholders of the Fund in liquidation of the Fund (the "Reorganization"). The UAM Portfolio is a newly formed series of the UAM Trust with no prior operations that has been established for the purpose of effecting the Reorganization and continuing the operations of the Fund after the Reorganization. The UAM Portfolio has the identical investment objectives as the Fund and substantially the same investment policies as the Fund. Heitman/PRA Securities Advisors, Inc., the investment adviser of the Fund, will also serve as the investment adviser of the UAM Portfolio.

         The Reorganization is subject to the satisfaction of a number of conditions, including approval of the Reorganization by the shareholders of the Fund and receipt by the Trust of an opinion of counsel that the Reorganization will be a tax-free transaction for the Fund and its shareholders for federal income tax purposes. A special meeting of shareholders of the Fund will be held on February 27, 1998 to consider a proposal to approve the Reorganization; shareholders of record on January 6, 1998 will be entitled to vote at the meeting. If shareholder approval is obtained and other conditions are satisfied, the Reorganization will be completed effective as of the close of business on February 27, 1998.